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                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 22, 1998




                       HEFTEL BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)


       Delaware                             0-24516              99-0113417
 (State or other jurisdiction      (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


100 Crescent Court, Suite 1777
         Dallas, Texas                                              75201
    (Address of principal                                        (Zip Code)
      executive offices)


      Registrant's telephone number, including area code:  (214) 855-8882


     ______________________________________________________________________
          (former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On May 22, 1998, Heftel Broadcasting Corporation (the "Company") exchanged the assets of WPAT(AM) and $115.0 million in cash for the assets of WNWK(FM) from Multicultural Radio Broadcasting, Inc.
          Both radio stations serve the New York City market.

          On May 29, 1998, the Company acquired the assets of KKPN(FM) serving the Houston market for $54.0 million from SBI Holding Corporation.

          The Company used a portion of the proceeds from its January 22, 1998 secondary stock offering to fund both acquisitions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Financial statements and pro forma financial information related to these acquisitions will be filed no later than July 21, 1998.

          EXHIBIT 10.1 Asset Exchange Agreement, dated December 1, 1997, by and between Multicultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.27 to the Registrant's Form 10-K filed on March 31, 1998)

          EXHIBIT 10.2 Asset Purchase Agreement, dated March 25, 1998, by and between HBC Houston, Inc., HBC Houston License Corporation and SBI Holding Corporation (incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q filed on May 13, 1998)


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Heftel Broadcasting Corporation

                                       -------------------------------

                                                (Registrant)


                                       By:    /s/ Jeffrey T. Hinson
                                             ----------------------------------
                                       Name:  Jeffrey T. Hinson
                                       Title: Chief Financial Officer


Dated: June 4, 1998


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                               INDEX TO EXHIBITS

   Exhibit No.
   -----------

  Exhibit 10.1 Asset Exchange Agreement, dated December 1, 1997, by and between Multicultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit
                10.27 to the Registrant's Form 10-K filed on March 31, 1998)

  Exhibit 10.2 Asset Purchase Agreement, dated March 25, 1998, by and between HBC Houston, Inc., HBC Houston License Corporation and SBI Holding Corporation (incorporated by reference to Exhibit
                10.1 to the Registrant's Form 10-Q filed on May 13, 1998)


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